SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 11, 2001

                                BRT REALTY TRUST
                                ----------------
               (Exact name of registrant as specified in charter)



        Massachusetts               1-7172                    13-2755856
        ----------------------------------------------------------------
        (State or other      (Commission file no.)         (IRS Employer
         jurisdiction of                                      I.D. No. )
         incorporation)

        60 Cutter Mill Road, Suite 303, Great Neck, New York      11021
        ---------------------------------------------------------------
       (Address of principal executive offices)               (Zip code)

         Registrant's telephone number, including area code 516-466-3100
                                                            ------------




Item 5.   Other Events


     On January 11, 2001, at the request of Registrant and with the agreement of Transamerica Business Credit Corporation ("Lender"), Registrant and Lender terminated the $45,000,000 revolving credit facility that Lender had provided to Registrant. Registrant has applied for a $15,000,000 credit facility from a different lender. No assurances can be given that such new credit facility will be obtained.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements - none.
          (b)  Pro Forma Financial Information - not applicable.
          (c) Exhibits - Termination of Loan and Security Agreement dated as of January 8, 2001 [but received by Registrant on January 11, 2001] between BRT Realty Trust,BRT Funding Corp. and Transamerica Business Credit Corporation.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                BRT REALTY TRUST



Date:     January 18, 2001
                               /s/
                               ------------------------------
                               Mark H. Lundy
                              (Vice President)






                                    EXHIBIT C

                    TERMINATION OF LOAN AND SECURITY AGREEMENT

         This Termination of Loan and Security Agreement is entered into as of January 8, 2001 among TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, whose principal place of business is located at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 ("Lender"), BRT REALTY TRUST, a Massachusetts business trust ("Realty"), and BRT FUNDING CORP., a New York corporation ("Funding," and together with Realty, "Borrowers"), each of whose principal place of business and chief executive office is located at 60 Cutter Mill Road, Great Neck, New York 11021.

                                RECITALS:
                                --------

         A. The parties entered into that certain Loan and Security Agreement as of May 18, 1999 pursuant to which the Borrowers obtained a $45 million revolving credit facility from Lender in accordance with the terms thereof.

         B. The Loan and Security Agreement was amended by that certain First Amendment to Loan and Security Agreement dated as of October 12, 1999 and that certain Second Amendment to Loan and Security Agreement dated as of June 14, 2000 (such Loan and Security Agreement as so amended being hereinafter referred to as the "Loan Agreement").

         C. Borrowers desire to terminate the Loan Agreement as herein set forth and Lender has agreed to such termination in accordance with the terms hereof.

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby covenant and agree as follows:

         1. The parties hereby agree that effective as of the date hereof, the Loan Agreement is terminated and neither party shall have any further right or obligation thereunder except as specifically set forth herein except solely for the indemnification obligations of Borrower under the Loan Agreement which by their terms are to survive the payment in full of the Loan (as defined in the Loan Agreement). Specifically, and without implied limitation, Lender shall have no obligation to make further loans to or on behalf of the Borrowers.

         2.Lender hereby acknowledges that the Loan has been paid in full.

         3. In consideration of the termination of the Loan Agreement, Lender hereby waives any prepayment, early termination or similar fees required to be paid by Borrower including without limitation those set forth in Section 2.17 of the Loan Agreement and Lender hereby waives any further unused fees as set forth in Section 2.16(b) of the Loan Agreement.

         4. Lender agrees to cooperate with Borrowers following the date hereof in respect of the return of all collateral held by or on behalf of Lender and the termination of all security instruments as may be reasonably necessary or appropriate to evidence the termination of the Loan Agreement (including without limitation the return of the original Revolving Credit Note and the execution of UCC-3 Termination Statements), all of which shall be at the expense of Borrowers.

         5. A. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Agreement may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same was a fully executed and delivered original counterpart.

                  B. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         IN WITNESS WHEREOF, the parties have caused this Termination of Loan and Security Agreement to be executed by their respective duly authorized officers as of the date first above written.

BRT REALTY TRUST

By:
   -----------------------------------------
     David W. Kalish
     Senior Vice President,  Finance

BRT FUNDING CORP.

By:
   -------------------------------------------
     David W. Kalish
     Senior Vice President, Finance

TRANSAMERICA BUSINESS CREDIT CORPORATION

By:
   -------------------------------------------
     Jeffrey S. Carbery
     Senior Vice President